SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    Form 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


Date of  Report                                                   March 30, 2000


                        Commission file number 000-26213


                             Arc Communications Inc.
             (Exact Name of Registrant as specified in its charter)


       New Jersey                                              22-3201557
(State of Incorporation)                                (IRS Identification No.)


                              788 Shrewsbury Avenue
                         Tinton Falls, New Jersey 07724
                                  732/219-1766
         (Registrant's Address, including ZIP Code and telephone number)

Item 4. Changes in Registrant's Certifying Accountant.

a) On July 15, 1999, Beck, Weiss & Company, Arc Communications Inc.'s (the "Company") independent auditor for the previous two fiscal years, resigned in that capacity as a result of the Company's newly reporting status and such auditor's limited experience in matters governing compliance with federal and state securities laws. On that same date, Beck, Weiss & Company accepted the position of the Company's principal accountant.

b) On July 15, 1999, the Registrant's Board of Directors approved the engagement of Richard A. Eisner & Company, LLP to serve as independent auditors for the fiscal year ending December 31, 1999. Further, on that same date, Richard A. Eisner & Company, LLP entered into an engagement letter with the Company to provide independent auditor services.

c) During fiscal years 1998 and 1997, respectively, there were no disagreements with Beck, Weiss & Company on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

d) The Registrant has requested that Beck, Weiss & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the Beck, Weiss & Company letter to the Securities and Exchange Commission dated March 29, 1999 is filed as Exhibit 1 to this Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Arc Communications Inc.
                                             (Registrant)


                                        By:  /s/  Michael Rubel
                                             ------------------------------
                                             Michael Rubel
                                             Chief Operating Officer


Date:  March 30, 2000

                                  EXHIBIT INDEX


EXHIBIT NUMBER            EXHIBITS
    (1)                   Letter from Beck, Weiss & Company dated March 29, 1999